UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2015

SUNCOKE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001- 35782	35-2451470
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois		60532
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 18, 2015, SunCoke Energy Partners, L.P. (the “Partnership”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the completion of the Partnership’s acquisition of Raven Energy LLC, a Delaware limited liability company (“Raven”), which owns the Convent Marine Terminal, one of the largest export terminals on the United States Gulf Coast, located in Convent, St. James Parish, Louisiana. As previously disclosed, the Partnership expects the Convent Marine Terminal to contribute approximately $20.0 million of Adjusted EBITDA in 2015 and approximately $60.0 million of Adjusted EBITDA on an annualized basis as a result of the existing contract to provide coal handling and storage services to Foresight Energy, LLC as well as the new contract to provide such services to Murray American Coal, Inc. which became effective as of March 31, 2015. Pursuant to this Amendment No. 1 to the Original Report, the Partnership hereby amends and supplements Item 9.01 of the Original Report to include the required pro forma financial information not filed with the Original Report. The Original Report is only amended to the extent specifically provided herein and shall not otherwise be deemed amended or superseded in any other respect.

This Amendment No. 1 to the Original Report, including the exhibits hereto, contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include information regarding the Partnership’s expectations, goals or intentions, including, but not limited to, statements regarding the effects of the acquisition of Raven, the valuation of the assets and the purchase price allocation. These forward-looking statements are based on management’s current expectations, estimates, forecasts and projections and are subject to risks and uncertainties that could cause actual results and events to differ materially from those stated in the forward-looking statements. These risks and uncertainties include, but are not limited to: the Partnership’s ability to successfully integrate the acquired business and realize the anticipated benefits from the Raven acquisition, variations in the final valuation of acquired assets and liabilities, adjustments to the purchase price allocation, and potential impairment of intangible assets and goodwill in the event that changes in circumstances indicate their respective carrying values may not be recoverable. Risks and uncertainties that could cause the Partnership’s actual results to differ from those set forth in any forward-looking statement are discussed in more detail under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Partnership’s Quarterly Report on Form 10-Q for the period ended June 30, 2015 and Annual Report on Form 10-K for the period ended December 31, 2014, as well as similar disclosures in the Partnership’s subsequent filings with the Securities and Exchange Commission. Forward-looking statements contained in this Amendment No. 1 to the Original Report are made only as of the date hereof, and the Partnership undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Raven Energy LLC and Affiliate as of December 31, 2014 and December 31, 2013, and for each of the years in the two-year period ended December 31, 2014, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited consolidated financial statements of Raven Energy LLC and Affiliate as of June 30, 2015, and for each of the three- and six-month periods ended June 30, 2015 and 2014, are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The requisite pro forma financial information is attached hereto as Exhibit 99.1 to this Amendment No. 1 to the Original Report on Form 8-K/A and is incorporated herein by reference. The unaudited pro forma combined and consolidated balance sheet data as of June 30, 2015, has been prepared as if the Partnership had acquired the interest in Raven on that date. The unaudited pro forma combined and consolidated statements of income data for years ended December 31, 2014 and 2013, and the six months ended June 30, 2015 and 2014, have been prepared as if the interest in Raven were acquired on January 1, 2014.

(d) Exhibits

Exhibit No.	Description

2.1*^	Contribution Agreement, dated as of July 20, 2015, by and between Raven Energy Holdings, LLC and SunCoke Energy Partners, L.P. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-35782) filed on August 18, 2015)

15.1	Letter from Ernst & Young LLP, dated September 23, 2015, regarding unaudited interim financial information.

23.1	Consent of Ernst & Young LLP.

99.1^	Audited consolidated financial statements of Raven Energy LLC and Affiliate as of December 31, 2014 and December 31, 2013 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K (File No. 001-35782) filed on August 18, 2015).

99.2^	Unaudited consolidated financial statements of Raven Energy LLC and Affiliate as of June 30, 2015(incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K (File No. 001-35782) filed on August 18, 2015) .

99.3	Unaudited pro forma combined and consolidated balance sheet as of June 30, 2015, and unaudited pro forma combined and consolidated statements of income for the years ended December 31, 2014 and 2013, and the six months ended June 30, 2015 and 2014.

*	Certain exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.
^	Previously filed.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY PARTNERS, L.P.

By:	SunCoke Energy Partners GP LLC,
its General Partner

	By:	/s/ Fay West
Fay West
Senior Vice President and Chief Financial Officer

Date: September 23, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1*^	Contribution Agreement, dated as of July 20, 2015, by and between Raven Energy Holdings, LLC and SunCoke Energy Partners, L.P. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-35782) filed on August 18, 2015).

15.1	Letter from Ernst & Young LLP, dated September 23, 2015, regarding unaudited interim financial information.

23.1	Consent of Ernst & Young LLP.

99.1^	Audited consolidated financial statements of Raven Energy LLC and Affiliate as of December 31, 2014 and December 31, 2013(incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K (File No. 001-35782) filed on August 18, 2015) .

99.2^	Unaudited consolidated financial statements of Raven Energy LLC and Affiliate as of June 30, 2015(incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K (File No. 001-35782) filed on August 18, 2015).

99.3	Unaudited pro forma combined and consolidated balance sheet as of June 30, 2015, and unaudited pro forma combined and consolidated statements of income for the years ended December 31, 2014 and 2013, and the six months ended June 30, 2015 and 2014.

*	Certain exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.
^	Previously filed.